UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2025

Atea Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39661	46-0574869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Franklin Street

Suite 2100

Boston, MA 02110

(Address of principal executive offices) (Zip Code)

(857) 284-8891

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AVIR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 20, 2025, Atea Pharmaceuticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Holders of a total of 74,981,407 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 87.6 percent of the Company’s common stock outstanding as of the May 8, 2025 record date.

Below are the final voting results certified by Broadridge Financial Solutions, Inc., the inspector of election, for the proposals considered and voted upon at the Annual Meeting. Each of these proposals were described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2025.

Proposal 1 — Election of three Class II Directors to serve until the 2028 annual meeting of stockholders, and until their respective successors have been duly elected and qualified.

	FOR	WITHHOLD	BROKER NON-VOTE
Bruno Lucidi	46,640,587	12,559,084	15,781,736
Polly Murphy, DVM, PhD	41,184,263	18,015,408	15,781,736
Bruce Polsky, MD, MACP, FIDSA	46,597,653	12,602,018	15,781,736

Proposal 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
73,766,274	1,192,659	22,474	0

Proposal 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
46,450,302	12,107,029	642,340	15,781,736

Based upon the foregoing votes, Bruno Lucidi, Dr. Polly Murphy and Dr. Bruce Polsky were elected as Class II directors and Proposals 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEA PHARMACEUTICALS, INC.

Date: June 20, 2025	By:	/s/ Andrea Corcoran
Andrea Corcoran
Chief Financial Officer and Executive Vice President, Legal and Secretary